THE MAINSTAY(R) FUNDS
                        Supplement dated January 4, 2001
                         To the Prospectus dated May 1,
                 2000 (as previously supplemented on August 30,
                           2000 and December 29, 2000)

Effective January 4, 2001, The MainStay(R) Funds (the "Trust") has added two new series to the Trust: MainStay Mid Cap Growth Fund and MainStay Select 20 Equity Fund. Both series use different strategies to pursue their objective of long-term growth of capital.

Shareholders of the new series have the ability to exchange shares of MainStay Mid Cap Growth Fund and MainStay Select 20 Equity Fund for shares of the same class of any other series of the Trust and shareholders of each of the other series of the Trust may exchange their shares for shares of the same class of MainStay Mid Cap Growth Fund and MainStay Select 20 Equity Fund. A complete description of exchange privileges appears in the May 1, 2000 Prospectus (the "Prospectus") of the Trust.

You may obtain a complete Prospectus for the two new series by calling 1-800-624-6782.

Also, effective January 4, 2001, New York Life Investment Management LLC ("NYLIM") is substituted for MainStay Management LLC ("MainStay Management") as the Trust's Manager. In addition, the funds currently sub-advised by Monitor Capital Advisors LLC ("Monitor Capital") (MainStay Equity Index Fund) and Madison Square Advisors LLC ("Madison Square") (MainStay Growth Opportunities
Fund) will be advised by NYLIM directly, without a sub-adviser. NYLIM, MainStay Management, Monitor Capital, and Madison Square are all wholly-owned subsidiaries of New York Life Insurance Company ("New York Life"). These changes reflect a restructuring of the investment management business of New York Life, and will not affect the investment personnel responsible for managing each series of the Trust's investments or any other aspect of the Trust's operations.

The following portfolio managers' biographies are added to the section entitled "Know With Whom You're Investing -- Portfolio Managers" in the May 1, 2000 prospectus of The MainStay Funds:

MR. MATTHEW PHILO is a portfolio manager of the MainStay High Yield Corporate Bond Fund. Mr. Philo, a Director of MacKay Shields LLC, has managed institutional accounts for MacKay Shields since September of 1996. From 1993 to September 1996, Mr. Philo was with Thorsell, Parker Partners as a portfolio manager and partner.

MR. EDWARD SILVERSTEIN has managed the Convertible Fund since 2001. Mr. Silverstein joined MacKay Shields in 1998 as an Associate and was a Research Analyst in the Equity Division. He became an Associate Director in 2000. Prior to joining MacKay Shields, Mr. Silverstein was a portfolio manager at The Bank of New York from 1995 to 1998.